                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 5, 2002
                                                         ----------------


                                ZANY BRAINY, INC.
                                -----------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                 0-26185                  23-2663337
       -------------                --------                 ----------
      (State or Other          (Commission File           (I.R.S. Employer
      Jurisdiction of               Number)              Identification No.)
       Incorporation)



             2520 Renaissance Boulevard
            King of Prussia, Pennsylvania                           19406
--------------------------------------------------------     -------------------
        (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (610) 278-7800
                                                           --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On February 5, 2002, we filed our September Monthly Operating Report and an amended September monthly disbursement schedule with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.1 and are incorporated herein in their entirety. Our subsidiaries, Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC, previously filed their September Monthly Operating Reports with the Bankruptcy Court on November 15, 2001.

     In addition, on February 5, 2002, we and our subsidiaries filed our October Monthly Operating Reports, November Monthly Operating Reports and December Monthly Operating Reports with the Bankruptcy Court. Copies of those monthly operating reports are attached hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein in their entirety. Copies of any bank statements originally filed with the Bankruptcy Court as part of our September Monthly Operating Report and our and our subsidiaries' October Monthly Operating Reports, November Monthly Operating Reports and December Monthly Operating Reports have been omitted.

     THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

                                       2

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.       Exhibit
-----------       -------

99.1              September Monthly Operating Report of Zany Brainy, Inc.
                  filed on February 5, 2002.

99.2 October Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on February 5, 2002.

99.3 November Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on February 5, 2002.

99.4 December Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on February 5, 2002.

                                       3

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       ZANY BRAINY, INC.


Date: February 8, 2002                                 By: /s/ John V. Reilly
      ----------------                                   ----------------------
                                                           John V. Reilly
                                                           President

                                       4

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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

99.1 September Monthly Operating Report of Zany Brainy, Inc. filed on February 5, 2002.

99.2 October Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on February 5, 2002.

99.3 November Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on February 5, 2002.

99.4 December Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on February 5, 2002.

                                       5